Exhibit 99.1

                             Joint Filer Information
                             -----------------------


Name:                              Vega Partners III, L.P.

Address:                           c/o Whippoorwill Associates, Inc.
                                   11 Martine Ave.
                                   White Plains, NY  10606

Designated Filer:                  Whippoorwill Associates, Inc.

Issuer:                            Barneys New York, Inc.

Statement for Month/Day/Year:      December 20, 2004

Signature:

Vega Partners III, L.P.

           By: Whippoorwill Associates, Inc.
                     as Agent

               By: Shelley F. Greenhaus
                   -------------------------------
                   Name: Shelley F. Greenhaus
                   Title: Managing Director





Dated:  December 22, 2004

                             Joint Filer Information
                             -----------------------


Name:                               Vega Partners, L.P.

Address:                            c/o Whippoorwill Associates, Inc.
                                    11 Martine Ave.
                                    White Plains, NY  10606

Designated Filer:                   Whippoorwill Associates, Inc.

Issuer:                             Barneys New York, Inc.

Statement for Month/Day/Year:       December 20, 2004

Signature:

Vega Partners, L.P.

           By: Whippoorwill Associates, Inc.
                     as Agent


               By: Shelley F. Greenhaus
                   -------------------------------
                   Name: Shelley F. Greenhaus
                   Title: Managing Director





Dated:  December 22, 2004

                             Joint Filer Information
                             -----------------------


Name:                                 Vega Partners II, L.P.

Address:                              c/o Whippoorwill Associates, Inc.
                                      11 Martine Ave.
                                      White Plains, NY  10606

Designated Filer:                     Whippoorwill Associates, Inc.

Issuer:                               Barneys New York, Inc.

Statement for Month/Day/Year:         December 20, 2004

Signature:

Vega Partners II, L.P.

           By: Whippoorwill Associates, Inc.
                     as Agent


               By: Shelley F. Greenhaus
                   -------------------------------
                   Name: Shelley F. Greenhaus
                   Title: Managing Director





Dated:  December 22, 2004

                             Joint Filer Information
                             -----------------------


Name:                               Vega Partners IV, L.P.

Address:                            c/o Whippoorwill Associates, Inc.
                                    11 Martine Ave.
                                    White Plains, NY  10606

Designated Filer:                   Whippoorwill Associates, Inc.

Issuer:                             Barneys New York, Inc.

Statement for Month/Day/Year:       December 20, 2004

Signature:

Vega Partners IV, L.P.

           By: Whippoorwill Associates, Inc.
                     as Agent


               By: Shelley F. Greenhaus
                   -------------------------------
                   Name: Shelley F. Greenhaus
                   Title: Managing Director





Dated:  December 22, 2004

                             Joint Filer Information
                             -----------------------


Name:                                      Whippoorwill Partners, L.P.

Address:                                   c/o Whippoorwill Associates, Inc.
                                           11 Martine Ave.
                                           White Plains, NY  10606

Designated Filer:                          Whippoorwill Associates, Inc.

Issuer:                                    Barneys New York, Inc.

Statement for Month/Day/Year:              December 20, 2004

Signature:


Whippoorwill Partners, L.P.

           By: Whippoorwill Associates, Inc.
                     its General Partner


               By: Shelley F. Greenhaus
                   -------------------------------
                   Name: Shelley F. Greenhaus
                   Title: Managing Director





Dated:  December 22, 2004

                             Joint Filer Information
                             -----------------------


Name:                                   Vega Offshore Fund Ltd.

Address:                                c/o Whippoorwill Associates, Inc.
                                        11 Martine Ave.
                                        White Plains, NY  10606

Designated Filer:                       Whippoorwill Associates, Inc.

Issuer:                                 Barneys New York, Inc.

Statement for Month/Day/Year:           December 20, 2004

Signature:

Vega Offshore Fund Ltd.

           By: Whippoorwill Associates, Inc.
                     as Agent

               By: Shelley F. Greenhaus
                   -------------------------------
                   Name: Shelley F. Greenhaus
                   Title: Managing Director





Dated:  December 22, 2004

                             Joint Filer Information
                             -----------------------


Name:                                     Whippoorwill Profit Sharing Plan

Address:                                  c/o Whippoorwill Associates, Inc.
                                          11 Martine Ave.
                                          White Plains, NY  10606

Designated Filer:                         Whippoorwill Associates, Inc.

Issuer:                                   Barneys New York, Inc.

Statement for Month/Day/Year:             December 20, 2004

Signature:

Whippoorwill Profit Sharing Plan

           By: Whippoorwill Associates, Inc.
                     as Agent


               By: Shelley F. Greenhaus
                   -------------------------------
                   Name: Shelley F. Greenhaus
                   Title: Managing Director





Dated:  December 22, 2004